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                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

/ /    Filed by the Registrant

/X/    Filed by a Party other than the Registrant

Check the appropriate box:

/ /    Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /    Definitive Proxy Statement

/X/    Definitive Additional Materials

/ /    Soliciting Material under Rule 14a-12

                          Mutual Fund Investment Trust
          ------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                         J.P. Morgan Institutional Funds
          ------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (check the appropriate box)

/X/    No fee required.
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)    Title of each class of securities to which transaction applies:

                 ---------------------------------------------
          (2)    Aggregate number of securities to which transaction applies:

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          (3)    Per unit price or other underlying value of transaction
                 computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

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          (4)    Proposed maximum aggregate value of transaction:

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          (5)    Total fee paid:

                 ---------------------------------------------

/ /    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)    Amount Previously Paid:

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          (2)    Form, Schedule or Registration Statement No.:

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          (3)    Filing Party:

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          (4)    Date Filed:

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                           [JPMORGAN CORE EQUITY FUND]
                        JPMORGAN FLEMING ASSET MANAGEMENT

                                                                January 24, 2003



Dear Shareholder:

     We previously mailed to you proxy materials relating to the Special Meeting of Shareholders of the JP Morgan Funds, scheduled for February 13, 2003 at
9:00 a.m. Eastern Time. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

     We encourage you to read the proxy materials and utilize one of the following options today for recording your vote promptly:

          1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll free number listed on the enclosed proxy card. Have the control number found on your voting instruction form ready when prompted.

          2. VOTE THROUGH THE INTERNET. You may cast your vote using the internet by logging onto the internet address located on the enclosed proxy card and following the instructions on the website.

          3. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

     For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL AND BELIEVE THE PROPOSAL IS IN THE BEST INTEREST OF SHAREHOLDERS OF THE FUND.

     If you have any questions regarding anything contained in this letter, please call D.F. King & Co., Inc., toll free at 1-800-414-5566.







                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.